Exhibit 99.1

AMENDMENT NO. 1 TO ACQUISITION AND REFINANCING

BRIDGE CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of January 18, 2010 (this “Amendment”), among Kraft Foods Inc., a Virginia corporation (“Kraft”), Citibank, N.A. (“Citi”), as Paying Agent (the “Paying Agent”) and the lenders set forth on the signature pages hereto (the “Committing Lenders”) to the Acquisition and Refinancing Bridge Credit Agreement dated as of November 9, 2009 (as amended, modified or supplemented from time to time, the “Credit Agreement”) among Kraft, the Lenders from time to time party thereto, Citi and Deutsche Bank AG Cayman Islands Branch (“DB”), as co-administrative agents, the Paying Agent; HSBC Securities (USA) Inc., as syndication agent and DB, as documentation agent. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to Section 9.01 thereof, the Credit Agreement may be amended to increase the Commitments of any consenting Lenders with the written consent of the Paying Agent, Kraft and any such consenting Lenders; and

WHEREAS, each of the Committing Lenders has agreed to increase its respective Commitment under the Credit Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. Schedule I of the Credit Agreement is hereby deleted and replaced in its entirety with Schedule I attached hereto.

Section 2. Representations and Warranties. Kraft hereby represents and warrants to the Paying Agent and the Lenders as of the date hereof that:

(a) The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by Kraft and do not contravene (i) the charter or by-laws of Kraft or (ii) in any material respect, any law, rule, regulation or order of any court or governmental agency or any contractual restriction binding on or affecting Kraft; and

(b) After giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

Section 3. Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied or waived:

(a) The Administrative Agents shall have executed this Amendment and the Administrative Agents (or their counsel) shall have received an executed counterpart of this Amendment from Kraft and each of the Committing Lenders;

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(b) The Administrative Agents shall have received for the account of each Lender a certificate signed by a duly authorized officer of Kraft, dated the date hereof, stating that: (i) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the date hereof, and (ii) no event has occurred and is continuing on and as of the date hereof that constitutes a Default or Event of Default;

(c) The Administrative Agents shall have received on or before the date hereof the following, each dated such day, in form and substance satisfactory to the Administrative Agents: (i) certified copies of the resolutions of the Board of Directors of Kraft approving this Amendment, including the increase in Commitments hereunder, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, and (ii) a certificate of the Secretary or an Assistant Secretary of Kraft certifying the names and true signatures of the officers of Kraft authorized to sign this Amendment and the other documents to be delivered hereunder; and

(d) The Administrative Agents shall have received favorable written opinions of (A) Cravath, Swaine & Moore LLP, special New York counsel to Kraft, (B) Hunton & Williams LLP, special Virginia counsel to Kraft and (C) internal counsel for Kraft of Cravath, in each case, in form and substance reasonably satisfactory to the Administrative Agents.

The Paying Agent shall notify Kraft and the Lenders of the date on which this Amendment shall have become effective upon satisfaction or waiver of all of the conditions precedent set forth in this Section 3.

The Paying Agent and the Committing Lenders agree and acknowledge that they may not, in relation to this Amendment and the increase in the Commitments contemplated hereby, take any action or do any thing described in paragraphs (a) through (e) of Section 3.04 of the Credit Agreement: (i) in relation to any misrepresentation or misstatement made under or in relation to this Amendment or contained in any document delivered pursuant to this Section 3 (unless such misrepresentation or misstatement constitutes a Certain Funds Event of Default); or (ii) because or as a result of any condition precedent to effectiveness of this Amendment set out in this Section 3 subsequently being determined not to have been satisfied.

Section 4. Fees. Kraft agrees to pay to each of the Committing Lenders and their affiliates all fees owing to the Committing Lenders and their affiliates as separately agreed in writing by Kraft and the Committing Lenders or their affiliates. Kraft further agrees that the failure to pay any such fees shall constitute an Event of Default under Section 6.01(a) of the Credit Agreement as if such fees were payable in accordance with Section 2.08 thereof.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or email shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other documents related thereto, and, save as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any document related thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KRAFT FOODS INC.

By:	/s/ Barbara Brasier
	Name:	Barbara Brasier
	Title:	Senior Vice President and Treasurer

Amendment No. 1 to Acquisition and Refinancing Bridge Credit Agreement

CITIBANK, N.A.,
as Paying Agent and as a Lender

By:	/s/ Andrew Sidford
	Name:	Andrew Sidford
	Title:	Vice President

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Frederick W. Laird
	Name:	Frederick W. Laird
	Title:	Managing Director

By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Director

DEUTSCHE BANK AG LONDON BRANCH, as a Lender

By:	/s/ Graham Hodakin
	Name:	Graham Hodakin
	Title:	Managing Director

By:	/s/ Michael Starmer-Smith
	Name:	Michael Starmer Smith
	Title:	Managing Director

Amendment No. 1 to Acquisition and Refinancing Bridge Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert J. Devir
	Name:	Robert J. Devir
	Title:	Managing Director

Amendment No. 1 to Acquisition and Refinancing Bridge Credit Agreement